UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2017

RemSleep Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53450	47-5386867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

699 Walnut Street, Des Moines, Iowa	50309-3962
(Address of principal executive offices)	(Zip Code)

(515) 724-5994

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

RemSleep Holdings, Inc. is referred to herein as “we”, “us” or “our”.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or A Related Audit Report or Completed Interim Report

On or about November 29, 2017, Michael Gillepsie & Associates, PLLC, our independent registered public accounting firm, informed management that our financial statements prepared for the Forms 10-Q Reports for the periods ending March 31, 2017 and June 30, 2017 cannot be relied upon and will require restatement with amended financial statements for those reporting quarters.  Specifically, the restatements pertain to:

•accounting by using an accurate fair value provided by a third-party business valuation firm that we have engaged;

•allocating the associated expense to the proper period according to services performed; and

•correcting accumulated depreciation, prepaids and accounts payable.

The Form 10-Q for the period ending March 31, 2017 with restated financial statements was filed on January 23, 2018.  We are preparing the Form 10-Q for the period ending June 30, 2017 with restated financials.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated January 29, 2018

RemSleep Holdings, Inc.

By: /s/ Tom Wood

Tom Wood,

President and

Chief Executive Officer